UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2011
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
180 Maiden Lane
New York, New York 10038

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.
On January 14, 2011, American International Group, Inc. (“AIG”) completed the previously announced series of integrated transactions (the “Recapitalization”) to recapitalize AIG as contemplated by the Master Transaction Agreement, dated as of December 8, 2010 (the “Master Transaction Agreement”), among AIG, ALICO Holdings LLC (the “ALICO SPV”), AIA Aurora LLC (the “AIA SPV” and together with the ALICO SPV, the “SPVs”), the Federal Reserve Bank of New York (the “FRBNY”), the United States Department of the Treasury (the “Treasury Department”) and the AIG Credit Facility Trust (the “Trust” and, collectively with AIG, the ALICO SPV, the AIA SPV, the FRBNY and the Treasury Department, the “parties”).
At the closing of the Recapitalization (the “Closing”), AIG completed a number of transactions substantially simultaneously, as discussed in more detail below.
Repayment and Termination of the FRBNY Credit Facility
At the Closing, AIG repaid to the FRBNY approximately $21 billion in cash, representing complete repayment of all amounts owing under the Credit Agreement, dated as of September 22, 2008 (as amended, the “FRBNY Credit Facility”), and the FRBNY Credit Facility was terminated. The funds for the repayment came from the net cash proceeds from AIG’s sale of 67 percent of the ordinary shares of AIA Group Limited (“AIA”) in its initial public offering and from AIG’s sale of American Life Insurance Company (“ALICO”). These funds were loaned to AIG, in the form of secured limited recourse debt (the “SPV Intercompany Loans”), from the SPVs that hold the proceeds of the AIA IPO and the ALICO sale. The SPV Intercompany Loans are secured by pledges by AIG and certain of its subsidiaries of, among other collateral, certain of their equity interests in Nan Shan Life Insurance Company, Ltd. (“Nan Shan”), AIG Star Life Insurance Co. Ltd. (“AIG Star”), AIG Edison Life Insurance Company (“AIG Edison”) and International Lease Finance Corporation (“ILFC” and, collectively with Nan Shan, AIG Star and AIG Edison, the “Designated Entities”), as well as the remaining AIA ordinary shares held by the AIA SPV and certain of the MetLife, Inc. securities received from the sale of ALICO held by the ALICO SPV. The proceeds from any sale or disposition of the equity of such Designated Entities and such other assets will be used to repay the SPV Intercompany Loans and the recourse on the SPV Intercompany Loans is generally limited to foreclosing on the pledged collateral, except to the extent of the fair market value of equity interests of the Designated Entities that cannot be pledged because of regulatory or tax considerations.
Repurchase and Exchange of SPV Preferred Interests
At the Closing, AIG drew down approximately $20 billion (the “Series F Closing Drawdown Amount”) under the Treasury Department’s commitment (the “Treasury Department Commitment”) pursuant to the Securities Purchase Agreement, dated as of April 17, 2009 (the “Series F SPA”), between AIG and the Treasury Department relating to AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the “Series F Preferred Stock”). The Series F Closing Drawdown Amount was the full amount remaining under the Treasury Department Commitment, less $2 billion that AIG designated to be available after the Closing for general corporate purposes under a commitment relating to AIG’s Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the “Series G Preferred Stock”), described below (the “Series G Drawdown Right”). The right of AIG to draw on the Treasury Department Commitment (other than the Series G Drawdown Right) was terminated.
AIG applied certain proceeds from asset sales to retire a portion of the FRBNY’s preferred interests in the ALICO SPV and used the Series F Closing Drawdown Amount to repurchase the remainder of the FRBNY’s preferred interests in the ALICO SPV and all of the FRBNY’s preferred interests in the AIA SPV (“SPV Preferred Interests”). AIG transferred the SPV Preferred Interests to the Treasury Department as part of the consideration for the exchange of the Series F Preferred Stock, described below.
Under the Master Transaction Agreement, the Treasury Department, so long as it holds SPV Preferred Interests, will have the right, subject to existing contractual restrictions, to require AIG to dispose of the remaining AIA ordinary shares held by the AIA SPV and certain of the MetLife, Inc. securities received from the sale of ALICO held by the ALICO SPV. The consent of the Treasury

Department, so long as it holds SPV Preferred Interests, will also be required for AIG to take specified significant actions with respect to the Designated Entities, including initial public offerings, sales, significant acquisitions or dispositions and incurrence of significant levels of indebtedness. If any SPV Preferred Interests are outstanding on May 1, 2013, the Treasury Department will have the right to compel the sale of all or a portion of one or more of the Designated Entities on terms that it will determine.
As a result of these transactions, the SPV Preferred Interests will no longer be considered permanent equity on AIG’s balance sheet, and will be classified as redeemable noncontrolling interests in partially owned consolidated subsidiaries.
Issuance of AIG’s Series G Preferred Stock and Exchange of AIG’s Series C, E and F Preferred Stock
At the Closing, AIG and the Treasury Department amended and restated the Series F SPA to provide for the issuance of 20,000 shares of Series G Preferred Stock by AIG to the Treasury Department. The Series G Preferred Stock initially has a liquidation preference of zero, which will increase by the amount of any funds drawn down by AIG under the Series G Drawdown Right from the Closing until March 31, 2012 (or the earlier termination of the Series G Drawdown Right).
At the Closing, (i) the shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the “Series C Preferred Stock”), held by the Trust were exchanged for 562,868,096 shares of AIG common stock, par value $2.50 per share (“AIG Common Stock”), which were subsequently transferred by the Trust to the Treasury Department; (ii) the shares of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the “Series E Preferred Stock”), held by the Treasury Department were exchanged for 924,546,133 shares of AIG Common Stock; and (iii) the shares of the Series F Preferred Stock held by the Treasury Department were exchanged for (a) the SPV Preferred Interests, (b) 20,000 shares of the Series G Preferred Stock and (c) 167,623,733 shares of AIG Common Stock. As a result of the Recapitalization, the Treasury Department holds 1,655,037,962 shares of newly issued AIG Common Stock, representing ownership of approximately 92 percent of the outstanding AIG Common Stock, and 20,000 shares of Series G Preferred Stock. After this share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the Trust Agreement.
The issuance of AIG Common Stock in connection with the exchange for the Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock will significantly affect the determination of net income attributable to common shareholders and the weighted average shares outstanding, both of which are used to compute earnings per share.
Recapitalization Closing Agreements
On January 14, 2011, AIG entered into the following definitive agreements (collectively, the “Recapitalization Closing Agreements”):
•	the Amended and Restated Purchase Agreement among AIG, the Treasury Department and the FRBNY (providing for the Series G Drawdown Right);

•	the Guarantee, Pledge and Proceeds Application Agreement among AIG, the AIA SPV, the ALICO SPV, AIG Capital Corporation, AIG Funding, Inc. and AIG Life Holdings (International) LLC (providing for security for and guarantees of AIG’s obligation to repay the SPV Intercompany Loans and other obligations);

•	the AIA Aurora LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between the AIA SPV and AIG (providing for the SPV Intercompany Loan made by the AIA SPV);

•	ALICO Holdings LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between the ALICO SPV and AIG (providing for the SPV Intercompany Loan made by the ALICO SPV);

•	the Registration Rights Agreement between AIG and the Treasury Department (providing for registration rights in favor of the Treasury Department with respect to the shares of AIG Common Stock issued at Closing); and

•	the Agreement to Amend Warrants between AIG and the Treasury Department (providing that the warrants (the “Treasury Warrants”) to purchase AIG Common Stock held by the Treasury Department prior to the Recapitalization will remain outstanding following the Closing, but no adjustment will be made to the terms of the Treasury Warrants as a result of the Recapitalization).

The Recapitalization Closing Agreements are attached hereto as Exhibit 2.1 and Exhibits 99.1 through 99.5 and incorporated into this Item 1.01 by reference.
Distribution to AIG’s Common Shareholders of Warrants to Purchase AIG Common Stock
As part of the Recapitalization, on January 19, 2011, AIG will distribute to the holders of record of AIG Common Stock on January 13, 2010, by means of a dividend, 10-year warrants to purchase a total of up to 75 million shares of AIG Common Stock at an exercise price of $45.00 per share. None of the Trust, the Treasury Department or the FRBNY will receive these warrants. For more information on these warrants, see AIG’s Current Reports on Form 8-K dated January 7, 2011 and January 12, 2011.
Satisfaction of Conditions to New Credit Facility Agreements
In addition, on January 14, 2011, all conditions to closing under the (i) $1,500,000,000 Three-Year Credit Agreement (the “Three-Year Credit Agreement”) among AIG, the subsidiary borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent; (ii) $1,500,000,000 364-Day Credit Agreement (the “364-Day Credit Agreement” and together with the Three-Year Credit Agreement, the “AIG Credit Agreements”) among AIG, the subsidiary borrowers party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent; and (iii) $1,300,000,000 Letter of Credit and Reimbursement Agreement among a wholly-owned subsidiary of AIG (“Chartis”), the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and each Several L/C Agent Party thereto (the “Letter of Credit Agreement” and, together with the AIG Credit Agreements, the “New Credit Facility Agreements”), were satisfied. Accordingly, the facilities provided by the New Credit Facility Agreements are now available to AIG or Chartis, as the case may be. The New Credit Facility Agreements are described in AIG’s Current Report on Form 8-K filed December 27, 2010.

Item 1.02.	Termination of a Material Definitive Agreement.
As discussed above, on January 14, 2011, AIG repaid to the FRBNY approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the FRBNY Credit Facility was terminated. The repayment and termination of the FRBNY Credit Facility will result in an approximately $3.6 billion charge in the first quarter of 2011, representing the remaining balance of the prepaid commitment fee asset.
Section 3 — Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.
As discussed above, on January 14, 2011, AIG issued 1,655,037,962 shares of AIG Common Stock and 20,000 shares of Series G Preferred Stock in exchange for (i) the shares of Series C Preferred Stock held by the Trust, (ii) the shares of Series E Preferred Stock held by the Treasury Department and (iii) together with other consideration, the shares of Series F Preferred Stock held by the Treasury Department, in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.
The Treasury Department, as holder of the Series G Preferred Stock, will have preferential dividend and liquidation rights over the holders of AIG Common Stock, and the terms of the Series G Preferred Stock require AIG to obtain the consent of the Treasury Department to pay any dividend on AIG Common Stock or to repurchase shares of AIG Common Stock (in each case subject to limited exceptions). The terms of the Series G Preferred Stock are set forth in the related Certificate of Designations, which was filed with the Secretary of State of the State of Delaware on January 14, 2011, is attached hereto as Exhibit 3.1 and is incorporated into this Item 3.03 by reference.
Section 5 — Corporate Governance and Management

Item 5.01.	Changes in Control of Registrant.
As a result of the Recapitalization, the Trust, which previously held all 100,000 shares of the Series C Preferred Stock, which were entitled to approximately 79.8 percent of the voting power of AIG shareholders entitled to vote on any particular matter, is no longer an AIG shareholder, and the Treasury Department now holds approximately 92 percent of the outstanding shares of AIG Common Stock. Accordingly, a change in control of AIG, as determined under SEC rules, may be deemed to have occurred.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 14, 2011, AIG filed with the Secretary of State of the State of Delaware: (i) a Certificate of Designations to its Amended and Restated Certificate of Incorporation establishing the terms of the Series G Preferred Stock (a copy of which is attached hereto as Exhibit 3.1 and incorporated into this Item 5.03 by reference) and (ii) Certificates of Elimination to its Amended and Restated Certificate of Incorporation eliminating all matters set forth in (a) the Series C Certificate of Designations with respect to the Series C Preferred Stock; (b) the Series E Certificate of Designations with respect to the Series E Preferred Stock; and (c) the Series F Certificate of Designations with respect to the Series F Preferred Stock (copies of which filings are attached hereto as Exhibits 3.1 through 3.4 and incorporated into this Item 5.03 by reference).
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
2.1	Amended and Restated Purchase Agreement, dated as of January 14, 2011, among AIG, the Treasury Department, and the FRBNY.
3.1	American International Group, Inc. Certificate of Designations of Series G Cumulative Mandatory Convertible Preferred Stock.
3.2	American International Group, Inc. Certificate of Elimination of Series C Perpetual, Convertible, Participating Preferred Stock.
3.3	American International Group, Inc. Certificate of Elimination of Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock.
3.4	American International Group, Inc. Certificate of Elimination of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock.
99.1	Guarantee, Pledge and Proceeds Application Agreement, dated as of January 14, 2011 among AIG, AIA Aurora LLC and ALICO Holdings LLC, as Guarantors, and AIA Aurora LLC, ALICO Holdings LLC, AIG Capital Corporation, AIG Funding, Inc. and AIG Life Holdings (International) LLC as the Secured Parties.
99.2	AIA Aurora LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between AIA Aurora LLC and AIG.
99.3	ALICO Holdings LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between ALICO Holdings LLC and AIG.
99.4	Registration Rights Agreement, dated as of January 14, 2011, between AIG and the Treasury Department.
99.5	Agreement to Amend Warrants, dated as of January 14, 2011, between AIG and the Treasury Department.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: January 14, 2011	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Purchase Agreement, dated as of January 14, 2011, among AIG, the Treasury Department, and the FRBNY.
3.1	American International Group, Inc. Certificate of Designations of Series G Cumulative Mandatory Convertible Preferred Stock.
3.2	American International Group, Inc. Certificate of Elimination of Series C Perpetual, Convertible, Participating Preferred Stock.
3.3	American International Group, Inc. Certificate of Elimination of Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock.
3.4	American International Group, Inc. Certificate of Elimination of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock.
99.1
Guarantee, Pledge and Proceeds Application Agreement, dated as of January 14, 2011 among AIG, AIA Aurora LLC and ALICO Holdings LLC, as Guarantors, and AIA Aurora LLC, ALICO Holdings LLC, AIG Capital Corporation, AIG Funding, Inc. and AIG Life Holdings (International) LLC as the Secured Parties.

99.2	AIA Aurora LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between AIA Aurora LLC and AIG.
99.3	ALICO Holdings LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between ALICO Holdings LLC and AIG.
99.4	Registration Rights Agreement, dated as of January 14, 2011, between AIG and the Treasury Department.
99.5	Agreement to Amend Warrants, dated as of January 14, 2011, between AIG and the Treasury Department.